OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,000,549.18

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	975.24
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			975.24

	5. BALANCE:			1,001,524.42

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,001,524.42

8.	General Account Number(s):		xxxxxxx6495
			usbmmlp
	Depository Name & Location:		US Bank
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

usbmmlp 153461816495 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (usbmmlp) 153461816495

Bank statement Date:	3/31/2009	Balance on Statement:	$1,001,524.42

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,001,524.42

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13366-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				508,532.28

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	3,459.86
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			3,459.86

	5. BALANCE:			511,992.14

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				511,992.14

8.	General Account Number(s):		xxxxxxx6574
			ucb675cd
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ucb675cd 18296574 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ucb675cd) 18296574

Bank statement Date:	3/31/2009	Balance on Statement:	$511,992.14

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			511,992.14

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				4,665.09

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			4,665.09

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				4,665.09

8.	General Account Number(s):		xxxxxxx7782
			ucb2640
	Depository Name & Location:		United Commercial Bank
			MG-2640 Washington Blvd, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ucb2640 UCB - 63787782 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ucb2640) UCB - 63787782

Bank statement Date:	3/31/2009	Balance on Statement:	$4,665.09

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			4,665.09

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13368-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				2,635.29

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			2,635.29

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		228.46
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			228.46

7. ENDING BALANCE:				2,406.83

8.	General Account Number(s):		xxxxxxx2419
			pnc-sfcc
	Depository Name & Location:		PNC Bank, N.A.
			Santa Fe Commerce Center, Inc. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

pnc-sfcc PNC - 8606072419 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	PNC - 8606072419	JE 17873		Mar 2009-PNC Bk activity	228.46	0.00	228.46
				TOTAL DISBURSEMENTS THIS PERIOD:	228.46	0.00	228.46
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (pnc-sfcc) PNC - 8606072419

Bank statement Date:	3/31/2009	Balance on Statement:	$2,406.83

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			2,406.83

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				5,647.60

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2.63
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2.63

	5. BALANCE:			5,650.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				5,650.23

8.	General Account Number(s):		xxxxxxx0680
			pcmmlp
	Depository Name & Location:		Pacific Commerce Bank
			Meruelo Maddux, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

pcmmlp PCB - 00120190680 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (pcmmlp) PCB - 00120190680

Bank statement Date:	3/31/2009	Balance on Statement:	$5,650.23

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			5,650.23

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				6,444.60

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2.83
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2.83

	5. BALANCE:			6,447.43

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				6,447.43

8.	General Account Number(s):		xxxxxxx3532
			pbmmlp
	Depository Name & Location:		Preferred Bank
			Meruelo Maddux Properties LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

GENERAL ACCOUNT
BANK RECONCILIATION (pbmmlp) 001-623532

Bank statement Date:	3/31/2009	Balance on Statement:	$6,447.43

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			6,447.43

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment pbmmlp 001-623532 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13383-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0324
			hb2951
	Depository Name & Location:		1st Heritage Bank, N.A.
			MMP-2951 Lenwood Road, LLC Construction Account

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

hb2951 HB - 0371500324 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (hb2951) HB - 0371500324

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13377-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1690
			ewwall
	Depository Name & Location:		EastWest Bank
			Wall Street Market, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewwall 0080301690 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewwall) 0080301690

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
226	05/21/2008	20.00

TOTAL OUTSTANDING CHECKS:			20.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-20.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13392-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4072
			ewvent
	Depository Name & Location:		EastWest Bank
			MMP Ventures, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewvent 0080994072 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewvent) 0080994072

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13407-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		12,000.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,499.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			14,499.00

	5. BALANCE:			14,499.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		14,499.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			14,499.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2193
			ewsopar
	Depository Name & Location:		EastWest Bank
			Merco Group-South Park, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsopar 0080302193 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080302193	JE 17657	0080993116	ZBA Disbursement 3/31/09	14,499.00	0.00	14,499.00
				TOTAL DISBURSEMENTS THIS PERIOD:	14,499.00	0.00	14,499.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsopar) 0080302193

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	15,000.00

TOTAL DEPOSITS IN TRANSIT			15,000.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
637	03/25/2009	587.95
638	03/25/2009	18.99
639	03/25/2009	131.78
640	03/25/2009	8.31

TOTAL OUTSTANDING CHECKS:			747.03

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			14,252.97

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13379-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx9834
			ewsfw
	Depository Name & Location:		EastWest Bank
			SANTA FE & WASHINGTON MARKET, INC.

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsfw 0080309834 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsfw) 0080309834

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
378	03/26/2009	2,049.33

TOTAL OUTSTANDING CHECKS:			2,049.33

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-2,049.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13368-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		11,550.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			11,550.00

	5. BALANCE:			11,550.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		11,550.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			11,550.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4031
			ewsfcc
	Depository Name & Location:		EastWest Bank
			Santa Fe Commerce Ctr, Inc. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsfcc 0080994031 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080994031	JE 17657	0080993116	ZBA Disbursement 3/31/09	11,550.00	0.00	11,550.00
				TOTAL DISBURSEMENTS THIS PERIOD:	11,550.00	0.00	11,550.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsfcc) 0080994031

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
230	10/16/2008	887.54
262	03/10/2009	3,072.50
268	03/20/2009	975.00
270	03/26/2009	215.15

TOTAL OUTSTANDING CHECKS:			5,150.19

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-5,150.19

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13434-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1997
			ewovr
	Depository Name & Location:		EastWest Bank
			Merco Group Overland Terminal, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewovr 0080301997 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewovr) 0080301997

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
32509495	03/25/2009	7,967.90
32509425	03/26/2009	30,112.59

TOTAL OUTSTANDING CHECKS:			38,080.49

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-38,080.49

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13359-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2458
			ewomar
	Depository Name & Location:		EastWest Bank
			MMP-3rd & Omar Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewomar 0080302458 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewomar) 0080302458

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	2,730.00

TOTAL DEPOSITS IN TRANSIT			2,730.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
277	03/17/2009	122.35
279	03/25/2009	954.70

TOTAL OUTSTANDING CHECKS:			1,077.05

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,652.95

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				23,704.67

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,015.75
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,015.75

	5. BALANCE:			24,720.42

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				24,720.42

8.	General Account Number(s):		xxxxxxx0027
			ewmrcomm
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmrcomm 0080360027 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmrcomm) 0080360027

Bank statement Date:	3/31/2009	Balance on Statement:	$24,720.42

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			24,720.42

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				24,538.48

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			24,538.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				24,538.48

8.	General Account Number(s):		xxxxxxx3181
			ewmmpipr
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpipr 0080993181 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpipr) 0080993181

Bank statement Date:	3/31/2009	Balance on Statement:	$24,538.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
10134	3/23/2009	18596.49
TOTAL OUTSTANDING CHECKS:			18,596.49

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			5,941.99

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				141,896.60

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	90.38
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			90.38

	5. BALANCE:			141,986.98

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				141,986.98

8.	General Account Number(s):		xxxxxxx4106
			ewmmpim5
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpim5 0080994106 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpim5) 0080994106

Bank statement Date:	3/31/2009	Balance on Statement:	$141,986.98

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			141,986.98

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				61,503.09

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	39.18
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			39.18

	5. BALANCE:			61,542.27

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				61,542.27

8.	General Account Number(s):		xxxxxxx2670
			ewmmpim4
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpim4 0080992670 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpim4) 0080992670

Bank statement Date:	3/31/2009	Balance on Statement:	$61,542.27

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			61,542.27

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0212
			ewmmpi
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties, Inc Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpi 0080310212 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpi) 0080310212

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				805,464.47

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		39,375.00
	Other (Specify)	Interco/Other Receipts	298,970.71
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			338,345.71

	5. BALANCE:			1,143,810.18

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,143,810.18

8.	General Account Number(s):		xxxxxxx3116
			ewmmlp
	Depository Name & Location:		East West Bank
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmlp 0080993116 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmlp) 0080993116

Bank statement Date:	3/31/2009	Balance on Statement:	$1,143,810.18

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
2338	10/02/2008	825.79
2400	10/17/2008	1,000.00
2474	11/14/2008	15.00
2693	02/09/2009	1,848.00
2695	02/09/2009	1,499.26
2696	02/09/2009	643.02
2684	02/04/2009	2,916.00
2752	03/09/2009	273.57
2766	03/13/2009	1,000.00
2778	03/17/2009	1,000.00
2779	03/17/2009	2,725.00
2782	03/20/2009	128.75
2784	03/25/2009	5,402.50
2785	03/25/2009	3,322.72
2786	03/25/2009	92.81
2788	03/25/2009	40.66
2789	03/25/2009	162.21
2790	03/25/2009	841.00
2792	03/25/2009	30.55
2795	03/25/2009	800.00
2796	03/26/2009	350.00
2797	03/26/2009	1,245.52
2799	03/26/2009	87.65
2801	03/26/2009	753.92

TOTAL OUTSTANDING CHECKS:			27,003.93

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,116,806.25

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13358-KT/1:09-bk-13376-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		19.06
	Accounts Receivable - Pre-filing		52,766.99
	General Sales		210.24
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			52,996.29

	5. BALANCE:			52,996.29

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		52,996.29
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			52,996.29

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0981
			ewmf
	Depository Name & Location:		EastWest Bank
			Meruelo Farms LLC dba National Cold Storage

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmf 0080300981 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080300981	JE 17657	0080993116	ZBA Disbursement 3/31/09	52,996.29	0.00	52,996.29
				TOTAL DISBURSEMENTS THIS PERIOD:	52,996.29	0.00	52,996.29
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmf) 0080300981

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	28,600.00

TOTAL DEPOSITS IN TRANSIT			28,600.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
2650	03/13/2009	5,529.50
2656	03/20/2009	28.54
2658	03/25/2009	149.04
2659	03/25/2009	81.26
2660	03/25/2009	6,089.26

TOTAL OUTSTANDING CHECKS:			11,877.60

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			16,722.40

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13406-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		114,113.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			114,113.00

	5. BALANCE:			114,113.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		114,113.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			114,113.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6442
			ewmerco
	Depository Name & Location:		EastWest Bank
			Merco Group, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmerco 0080306442 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080306442	JE 17657	0080993116	ZBA Disbursement 3/31/09	114,113.00	0.00	114,113.00
				TOTAL DISBURSEMENTS THIS PERIOD:	114,113.00	0.00	114,113.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmerco) 0080306442

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13369-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2437
			ewmb
	Depository Name & Location:		East West Bank
			Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmb 0080362437 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmb) 0080362437

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
109	12/19/2008	3,997.66
124	03/25/2009	1,026.75

TOTAL OUTSTANDING CHECKS:			5,024.41

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-5,024.41

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13405-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1823
			ewlj
	Depository Name & Location:		EastWest Bank
			Merco Group-Little J, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewlj 0080301823 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewlj) 0080301823

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13388-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx3729
			ewcons
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Construction, Inc.

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewcons 0080313729 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewcons) 0080313729

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
119	03/26/2009	271.04

TOTAL OUTSTANDING CHECKS:			271.04

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-271.04

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13385-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1542
			ewceres
	Depository Name & Location:		EastWest Bank
			Merco Group Ceres Street Produce, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewceres 0080301542 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewceres) 0080301542

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13386-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		800.00
	Accounts Receivable - Pre-filing		3,800.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			4,600.00

	5. BALANCE:			4,600.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		4,600.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			4,600.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1948
			ewbald
	Depository Name & Location:		EastWest Bank
			Meruelo Baldwin Park, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewbald 0080301948 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080301948	JE 17657	0080993116	ZBA Disbursement 3/31/09	4,600.00	0.00	4,600.00
				TOTAL DISBURSEMENTS THIS PERIOD:	4,600.00	0.00	4,600.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewbald) 0080301948

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				383.33

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			383.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				383.33

8.	General Account Number(s):		xxxxxxx9826
			ewapmipr
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewapmipr 0080309826 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewapmipr) 0080309826

Bank statement Date:	3/31/2009	Balance on Statement:	$383.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			383.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0035
			ewapmi2
	Depository Name & Location:		EastWest Bank
			ALAMEDA PRODUCE MARKET, LLC (#2) Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewapmi2 0080360035 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewapmi2) 0080360035

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
101	10/01/2008	329.00
102	10/01/2008	270.00
103	10/01/2008	1,750.00
104	10/01/2008	3,203.35
183	02/09/2009	140.00
198	03/11/2009	585.00
203	03/25/2009	83.07
204	03/25/2009	29.68
205	03/25/2009	46.32

TOTAL OUTSTANDING CHECKS:			6,436.42

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-6,436.42

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		4,150.00
	Accounts Receivable - Pre-filing		32,060.00
	General Sales		3,800.00
	Other (Specify)	Interco/Other Receipts	39.95
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			40,049.95

	5. BALANCE:			40,049.95

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		38,157.47
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			38,157.47

7. ENDING BALANCE:				1,892.48

8.	General Account Number(s):		xxxxxxx7651
			ewapmi
	Depository Name & Location:		EastWest Bank
			ALAMEDA PRODUCE MARKET, INC. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewapmi 0080917651 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080917651	JE 17657	0080993116	ZBA Disbursement 3/31/09	38,157.47	0.00	38,157.47
				TOTAL DISBURSEMENTS THIS PERIOD:	38,157.47	0.00	38,157.47
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewapmi) 0080917651

Bank statement Date:	3/31/2009	Balance on Statement:	$1,892.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/30/2009	4,500.00

TOTAL DEPOSITS IN TRANSIT			4,500.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
3787	10/16/2008	2,206.56
3789	10/16/2008	2,352.00
3882	12/08/2008	487.53
3950	01/29/2009	6,159.63
3962	02/09/2009	327.75
3963	02/09/2009	4,560.00
3966	02/18/2009	290.76
4007	03/11/2009	39.95
4018	03/20/2009	1,892.48
4019	03/20/2009	859.46
4021	03/20/2009	1,940.53
4022	03/25/2009	55.63
4023	03/25/2009	179.92
4024	03/25/2009	38.58
4025	03/25/2009	15,018.43
4026	03/25/2009	6,174.66
4027	03/25/2009	4,000.00
4029	03/25/2009	11.18

TOTAL OUTSTANDING CHECKS:			46,595.05

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-40,202.57

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13362-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6855
			ew915
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 915-949 Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew915 0080306855 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew915) 0080306855

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13396-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4098
			ew905
	Depository Name & Location:		EastWest Bank
			905 E. 8th Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew905 0080994098 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew905) 0080994098

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
235	02/09/2009	775.00

TOTAL OUTSTANDING CHECKS:			775.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-775.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13391-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		5,500.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			5,500.00

	5. BALANCE:			5,500.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		5,500.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			5,500.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0139
			ew817
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 817-825 S. Hill St., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew817 0080310139 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080310139	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,500.00	0.00	5,500.00
				TOTAL DISBURSEMENTS THIS PERIOD:	5,500.00	0.00	5,500.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew817) 0080310139

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
190	03/20/2009	330.61
191	03/26/2009	334.13

TOTAL OUTSTANDING CHECKS:			664.74

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-664.74

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13378-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1930
			ew801
	Depository Name & Location:		EastWest Bank
			Merco Group 801 E 7th St, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew801 0080301930 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew801) 0080301930

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13395-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,516.58

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			1,516.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,516.58

8.	General Account Number(s):		xxxxxxx3703
			ew788pr
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew788pr 0080313703 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew788pr) 0080313703

Bank statement Date:	3/31/2009	Balance on Statement:	$1,516.58

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,516.58

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13395-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		3,060.00
	Accounts Receivable - Pre-filing		9,598.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			12,658.00

	5. BALANCE:			12,658.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		12,658.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			12,658.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2704
			ew788
	Depository Name & Location:		EastWest Bank
			788 South Alameda, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew788 0080992704 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080992704	JE 17657	0080993116	ZBA Disbursement 3/31/09	12,658.00	0.00	12,658.00
				TOTAL DISBURSEMENTS THIS PERIOD:	12,658.00	0.00	12,658.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew788) 0080992704

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
245	11/15/2007	100.00
429	01/29/2009	8,928.00
434	02/09/2009	472.50

TOTAL OUTSTANDING CHECKS:			9,500.50

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-9,500.50

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		2,940.87
	Accounts Receivable - Pre-filing		9,279.18
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			12,220.05

	5. BALANCE:			12,220.05

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		12,220.05
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			12,220.05

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx8369
			ew760b
	Depository Name & Location:		East West Bank
			Meruelo Maddux Properties 760 S. Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew760b 0080358369 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/30/2009	0080358369	JE 17772	0080993116	ZBA Transfers March 30	1,804.73	0.00	1,804.73
3/31/2009	0080358369	JE 17657	0080993116	ZBA Disbursement 3/31/09	10,415.32	0.00	10,415.32
				TOTAL DISBURSEMENTS THIS PERIOD:	12,220.05	0.00	12,220.05
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew760b) 0080358369

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	8,503.07

TOTAL DEPOSITS IN TRANSIT			8,503.07

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			8,503.07

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2029
			ew760
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 760 South Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew760 0080302029 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew760) 0080302029

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
3859	10/31/2008	6,851.63
3862	10/31/2008	70.00
3881	11/14/2008	278.31
3887	11/19/2008	792.84
3956	12/31/2008	86.08
4012	02/14/2009	244.52
4060	03/16/2009	801.39
4064	03/16/2009	1,056.00
4066	03/16/2009	108.55
4068	03/20/2009	241.68
4071	03/20/2009	3,500.00
4072	03/25/2009	2,792.82
4073	03/25/2009	126.66
4074	03/25/2009	34.95

TOTAL OUTSTANDING CHECKS:			16,985.43

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-16,985.43

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13366-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		1,200.00
	Accounts Receivable - Pre-filing		2,400.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	124.25
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			3,724.25

	5. BALANCE:			3,724.25

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		3,724.25
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			3,724.25

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1807
			ew675
	Depository Name & Location:		EastWest Bank
			Meruelo Wall Street Mart, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew675 0080301807 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080301807	JE 17657	0080993116	ZBA Disbursement 3/31/09	3,724.25	0.00	3,724.25
				TOTAL DISBURSEMENTS THIS PERIOD:	3,724.25	0.00	3,724.25
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew675) 0080301807

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
530	03/18/2009	126.51
532	03/20/2009	124.25
524	03/13/2009	1,038.82
534	03/26/2009	117.44

TOTAL OUTSTANDING CHECKS:			1,407.02

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,407.02

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13401-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2383
			ew620
	Depository Name & Location:		EastWest Bank
			Merco Group 620 Gladys Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew620 0080302383 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew620) 0080302383

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13381-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,440.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,440.00

	5. BALANCE:			1,440.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		1,440.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			1,440.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1567
			ew5707
	Depository Name & Location:		EastWest Bank
			Merco Group 5707 S Alameda, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew5707 0080301567 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080301567	JE 17657	0080993116	ZBA Disbursement 3/31/09	1,440.00	0.00	1,440.00
				TOTAL DISBURSEMENTS THIS PERIOD:	1,440.00	0.00	1,440.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew5707) 0080301567

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
272	10/16/2008	3,171.07
296	03/18/2009	87.00
298	03/20/2009	1,440.00

TOTAL OUTSTANDING CHECKS:			4,698.07

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-4,698.07

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13439-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx3711
			ew555
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 555 Central Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew555 0080313711 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew555) 0080313711

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13367-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2826
			ew5500
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 5500 Flotilla Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew5500 0080352826 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew5500) 0080352826

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13361-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	900.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			900.00

	5. BALANCE:			900.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		900.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			900.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2474
			ew500
	Depository Name & Location:		EastWest Bank
			MMP-500 Mateo Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew500 0080302474 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080302474	JE 17657	0080993116	ZBA Disbursement 3/31/09	900.00	0.00	900.00
				TOTAL DISBURSEMENTS THIS PERIOD:	900.00	0.00	900.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew500) 0080302474

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
184	03/20/2009	900.00

TOTAL OUTSTANDING CHECKS:			900.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-900.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13399-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	123.50
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			123.50

	5. BALANCE:			123.50

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		123.50
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			123.50

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6459
			ew4th
	Depository Name & Location:		EastWest Bank
			Merco Group 4th Street Center, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew4th 0080306459 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080306459	JE 17657	0080993116	ZBA Disbursement 3/31/09	123.50	0.00	123.50
				TOTAL DISBURSEMENTS THIS PERIOD:	123.50	0.00	123.50
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew4th) 0080306459

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
268	03/18/2009	123.50

TOTAL OUTSTANDING CHECKS:			123.50

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-123.50

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13400-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		3,500.00
	Accounts Receivable - Pre-filing		10,510.85
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			14,010.85

	5. BALANCE:			14,010.85

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		14,010.85
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			14,010.85

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2276
			ew425
	Depository Name & Location:		EastWest Bank
			Merco Group 425 W 11th Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew425 0080302276 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/30/2009	0080302276	JE 17772	0080993116	ZBA Transfers March 30	3,010.85	0.00	3,010.85
3/31/2009	0080302276	JE 17657	0080993116	ZBA Disbursement 3/31/09	11,000.00	0.00	11,000.00
				TOTAL DISBURSEMENTS THIS PERIOD:	14,010.85	0.00	14,010.85
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew425) 0080302276

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
290	03/20/2009	178.20
293	03/25/2009	1,383.13
294	03/25/2009	19.01

TOTAL OUTSTANDING CHECKS:			1,580.34

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,580.34

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13360-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		1,420.00
	Accounts Receivable - Pre-filing		3,070.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			4,490.00

	5. BALANCE:			4,490.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		4,490.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			4,490.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4650
			ew420
	Depository Name & Location:		EastWest Bank
			MM-420 Boyd St, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew420 0080994650 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080994650	JE 17657	0080993116	ZBA Disbursement 3/31/09	4,490.00	0.00	4,490.00
				TOTAL DISBURSEMENTS THIS PERIOD:	4,490.00	0.00	4,490.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew420) 0080994650

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
257	09/05/2008	1,350.00
341	03/17/2009	305.09
344	03/25/2009	929.20
345	03/25/2009	12.62
346	03/25/2009	211.84
347	03/25/2009	48.20
348	03/25/2009	1,621.00

TOTAL OUTSTANDING CHECKS:			4,477.95

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-4,477.95

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13402-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6871
			ew336
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 336 W. 11th Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew336 0080306871 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew336) 0080306871

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13373-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1724
			ew3185
	Depository Name & Location:		EastWest Bank
			Merco Group 3185 E Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew3185 0080301724 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew3185) 0080301724

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13370-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2433
			ew306
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 306 330 N Ave 21, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew306 0080302433 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew306) 0080302433

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
564	03/03/2009	207.36
567	03/25/2009	55.63
568	03/25/2009	715.53
569	03/26/2009	12.60
570	03/26/2009	252.00

TOTAL OUTSTANDING CHECKS:			1,243.12

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,243.12

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13383-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1518
			ew2951
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 2951 Lenwood Road, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2951 0080301518 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2951) 0080301518

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
292	03/25/2009	78.46

TOTAL OUTSTANDING CHECKS:			78.46

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-78.46

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13397-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		100.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	506.30
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			606.30

	5. BALANCE:			606.30

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		606.30
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			606.30

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2235
			ew2640
	Depository Name & Location:		EastWest Bank
			Merco Group 2640 Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2640 0080302235 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080302235	JE 17657	0080993116	ZBA Disbursement 3/31/09	606.30	0.00	606.30
				TOTAL DISBURSEMENTS THIS PERIOD:	606.30	0.00	606.30
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2640) 0080302235

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
353	03/11/2009	200.51
354	03/11/2009	305.79
356	03/18/2009	20.00

TOTAL OUTSTANDING CHECKS:			526.30

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-526.30

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13404-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	418.02
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			418.02

	5. BALANCE:			418.02

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		418.02
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			418.02

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4676
			ew2529
	Depository Name & Location:		EastWest Bank
			MG-2529 Santa Fe Ave, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2529 0080994676 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080994676	JE 17657	0080993116	ZBA Disbursement 3/31/09	418.02	0.00	418.02
				TOTAL DISBURSEMENTS THIS PERIOD:	418.02	0.00	418.02
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2529) 0080994676

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
323	03/17/2009	418.02
326	03/25/2009	64.69

TOTAL OUTSTANDING CHECKS:			482.71

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-482.71

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx8294
			ew2415ir
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2415ir 0080358294 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2415ir) 0080358294

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13365-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6665
			ew2415
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 2415 E Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2415 0080306665 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2415) 0080306665

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13389-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx7051
			ew230
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 230 W Ave 26, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew230 0080307051 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew230) 0080307051

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
230	05/09/2008	1,100.00
262	10/16/2008	72.98
263	10/16/2008	44.64
282	02/11/2009	162.68
295	03/18/2009	350.00
253	09/05/2008	15,000.00
296	03/25/2009	149.13

TOTAL OUTSTANDING CHECKS:			16,879.43

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-16,879.43

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13371-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1963
			ew2131
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 2131 Humboldt Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2131 0080301963 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2131) 0080301963

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	5,000.00

TOTAL DEPOSITS IN TRANSIT			5,000.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
302	03/25/2009	121.23

TOTAL OUTSTANDING CHECKS:			121.23

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			4,878.77

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13375-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4643
			ew2040
	Depository Name & Location:		EastWest Bank
			Merco Group 2040 Camfield Ave., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2040 0080994643 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2040) 0080994643

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13403-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1500
			ew2001
	Depository Name & Location:		EastWest Bank
			Merco Group 2001-2021 W Mission Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2001 0080301500 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2001) 0080301500

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13364-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1815
			ew1919
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 1919 Vineburn, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1919 0080301815 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1919) 0080301815

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13398-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1492
			ew1500
	Depository Name & Location:		EastWest Bank
			Merco Group 1500 Griffith Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1500 0080301492 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1500) 0080301492

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13380-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		5,000.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			5,000.00

	5. BALANCE:			5,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		5,000.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			5,000.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0162
			ew146
	Depository Name & Location:		EastWest Bank
			Merco Group 146 Front St, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew146 0080310162 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080310162	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,000.00	0.00	5,000.00
				TOTAL DISBURSEMENTS THIS PERIOD:	5,000.00	0.00	5,000.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew146) 0080310162

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13384-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4023
			ew1308
	Depository Name & Location:		EastWest Bank
			Merco Group 1308 Orchard St., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1308 0080994023 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1308) 0080994023

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13338-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1583
			ew12385
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 12385 San Fernando Road, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew12385 0080301583 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew12385) 0080301583

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13382-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		5,516.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			5,516.00

	5. BALANCE:			5,516.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		5,516.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			5,516.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1559
			ew1211
	Depository Name & Location:		EastWest Bank
			Merco Group 1211 E Washington Blvd LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1211 0080301559 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/31/2009	0080301559	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,516.00	0.00	5,516.00
				TOTAL DISBURSEMENTS THIS PERIOD:	5,516.00	0.00	5,516.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1211) 0080301559

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
364	10/16/2008	1,126.43
396	03/17/2009	247.96
399	03/25/2009	170.72
400	03/25/2009	480.00

TOTAL OUTSTANDING CHECKS:			2,025.11

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-2,025.11

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13374-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1658
			ew1060
	Depository Name & Location:		EastWest Bank
			Merco Group 1060 N. Vignes, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1060 0080301658 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1060) 0080301658

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
299	03/25/2009	204.22

TOTAL OUTSTANDING CHECKS:			204.22

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-204.22

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13372-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1989
			ew1009
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1009 0080301989 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1009) 0080301989

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13393-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx7044
			ew1000
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 1000 E Cesar Chavez, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1000 0080307044 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1000) 0080307044

Bank statement Date:	3/31/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	03/31/2009	850.00

TOTAL DEPOSITS IN TRANSIT			850.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			850.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				297.02

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			297.02

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				297.02

8.	General Account Number(s):		xxxxxxx6600
			cbapmi
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

cbapmi 1216600 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (cbapmi) 1216600

Bank statement Date:	3/31/2009	Balance on Statement:	$297.02

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			297.02

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13395-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				7,514.33

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			7,514.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				7,514.33

8.	General Account Number(s):		xxxxxxx1811
			ca788
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ca788 2120351811 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ca788) 2120351811

Bank statement Date:	3/31/2009	Balance on Statement:	$7,514.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			7,514.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13434-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,216,056.29

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	519.89
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			519.89

	5. BALANCE:			1,216,576.18

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,216,576.18

8.	General Account Number(s):		xxxxxxx1927
			baovr
	Depository Name & Location:		Bank of America
			Merco Group - Overland Terminal, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

baovr 14591-61927 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (baovr) 14591-61927

Bank statement Date:	3/31/2009	Balance on Statement:	$1,216,576.18

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,216,576.18

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				3,984.52

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1.03
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1.03

	5. BALANCE:			3,985.55

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				3,985.55

8.	General Account Number(s):		xxxxxxx5599
			bammlp
	Depository Name & Location:		Bank of America
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

bammlp 12352-45599 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (bammlp) 12352-45599

Bank statement Date:	3/31/2009	Balance on Statement:	$3,985.55

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			3,985.55

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				6,636,115.22

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,207.36
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2,207.36

	5. BALANCE:			6,638,322.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				6,638,322.58

8.	General Account Number(s):		xxxxxxx2GKW
			ba760i
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ba760i 2237133612GKW TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ba760i) 2237133612GKW

Bank statement Date:	3/31/2009	Balance on Statement:	$6,638,322.58

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			6,638,322.58

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	03/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				8,412.74

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			8,412.74

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				8,412.74

8.	General Account Number(s):		xxxxxxx4716
			ba760
	Depository Name & Location:		Bank of America
			MMP-760 South Hill St., LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ba760 14591-34716 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ba760) 14591-34716

Bank statement Date:	3/31/2009	Balance on Statement:	$8,412.74

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			8,412.74

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

Petty Cash Transactions:
Date	Purpose	Amount

NONE	NONE	N/A

TOTAL PETTY CASH TRANSACTIONS:			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			1,516.58

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		1,516.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			1,516.58

8.	PAYROLL Account Number(s):	80303703	788 Alameda St
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			None	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION (ew788pr) 80313703

Bank statement Date:	3/31/2009	Balance on Statement:	$1,516.58

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,516.58

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT) (ewapmipr) 80309826

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			383.33

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		383.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			383.33

8.	PAYROLL Account Number(s):	80309826	Alameda Produce Market
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			None	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$383.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$383.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT) (ewmfpr) 80301757

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			317.74

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		317.74

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			317.74

8.	PAYROLL Account Number(s):	80301757	Meruelo Farms
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			None	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$317.74

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

10825	12/18/2007	458.75
10903	2/29/2008	8.22

TOTAL OUTSTANDING CHECKS:			466.97

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			($149.23)

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT) (ewmmllc) 80992878

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			3,692.71

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		3,692.71

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			3,692.71

8.	PAYROLL Account Number(s):	80992878	Meruelo Maddux Management
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			None	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$3,692.71

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

10090	4/27/2007	2,205.49
11472	3/13/2009	629.70
11507	3/24/2009	766.50
11522	3/24/2009	935.60
213	3/25/2009	24.00
214	3/25/2009	7,117.00

TOTAL OUTSTANDING CHECKS:			11,678.29

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			($7,985.58)

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			5,308.61

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		5,308.61

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		1,799.03

7. ENDING BALANCE:			3,509.58

8.	PAYROLL Account Number(s):	9003746	Meruelo Wall Street
		Pacific Western Bank
	Depository Name & Location:	444 S Flower St 14th Floor
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

3/31/2009			Employee Payrolls	1,775.66
3/31/2009			BSC	23.37

			TOTAL DISBURSEMENTS THIS PERIOD:	1,799.03

PAYROLL ACCOUNT
BANK RECONCILIATION (ppb675) 9003746

Bank statement Date:	3/31/2009	Balance on Statement:	$3,509.58

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,509.58

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			128,427.48

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			128,427.48

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		128,427.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			128,427.48

8.	TAX Account Number(s):	Loan #011032602

	Depository Name & Location:	Capmark Finance, Inc.
		Three Ravina Drive, Suite 200 Atlanta, GA 30346

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	March 28-31, 2009	Balance on Statement:	$128,427.28

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$128,427.28

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			49,507.53

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			49,507.53

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		49,507.53

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			49,507.53

8.	TAX Account Number(s):	Loan #99191

	Depository Name & Location:	PNL Pomona, L.P.
		2100 Ross, Suite 2900 Dallas, TX 75201

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	March 28-31, 2009	Balance on Statement:	$49,507.53

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$49,507.53

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			176,255.15

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			176,255.15

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		176,255.15

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			176,255.15

8.	TAX Account Number(s):	Loan #118605034

	Depository Name & Location:	Cathay Bank
		9650 Flair Drive, 7th Floor El Monte, CA 91731

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	March 28-31, 2009	Balance on Statement:	$176,255.15

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$176,255.15

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			264,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			264,000.00

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		264,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			264,000.00

8.	TAX Account Number(s):	Mission Blvd Reserves
		Kennedy Funding, Inc
	Depository Name & Location:	2 University Plaza, Suite 402
		Hackensack, NJ 07601

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$264,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$264,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
			0.00
None			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
			0.00
None			0.00
			0.00
			0.00
			0.00
			0.00
			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment (Accrual 3/28 - 3/31/09)	Post-Petition payments not made (Number)	Total Due
Meruelo Farms, LLC	Imperial Capital Bank	Monthly	6,009.13	0.13	6,009.13
Meruelo Farms, LLC	Pacific Commerce Bank	Monthly	1,209.72	0.13	1,209.72
Merco Group - 1500 Griffith Avenue, LLC	Yoshiaki & Fumiko Murakami	Monthly	2,301.37	0.13	2,301.37
Merco Group - 1500 Griffith Avenue, LLC & Merco Group - 4th Street Center, LLC	East West Bank	Monthly	4,264.33	0.13	4,264.33
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	3,992.73	0.13	3,992.73
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	2,918.06	0.13	2,918.06
Meruelo Maddux - Mission Boulevard., LLC	Kennedy Funding, Inc.	Monthly	11,354.84	0.13	11,354.84
Merco Group - 2001-2021 West Mission Blvd., LLC	PNL Pomona, L.P.	Monthly	9,970.04	0.13	9,970.04
Meruelo Maddux Properties - 760 S. Hill Street, LLC	Bank of America	Monthly	14,124.32	0.13	14,124.32
Merco Group - 3185 E. Washington Blvd., LLC	Chinatrust Bank (U.S.A.)	Monthly	7,347.01	0.13	7,347.01
2640 Washington Blvd., LLC	United Commercial Bank	Monthly	5,392.06	0.13	5,392.06
Merco Group, LLC	East West Bank	Monthly	15,110.22	0.13	15,110.22
Merco Group, LLC	East West Bank	Monthly	9,546.64	0.13	9,546.64
Meruelo Wall Street, LLC	United Commercial Bank	Monthly	15,058.95	0.13	15,058.95
Merco Group - 425 W. 11th Street, LLC	East West Bank	Monthly	2,521.67	0.13	2,521.67
Merco Group - 620 Gladys Avenue, LLC	East West Bank	Monthly	4,932.30	0.13	4,932.30
Meruelo Maddux Properties - 1919 Vineburn Street, LLC	Imperial Capital Bank	Monthly	5,012.83	0.13	5,012.83
Meruelo Maddux - 500 Mateo Street, LLC	Western Mixers Produce & Nuts, Inc.	Monthly	334.95	0.13	334.95
Meruelo Maddux - 420 Boyd Street, LLC	East West Bank	Monthly	4,951.72	0.13	4,951.72
Meruelo Maddux - 3rd & Omar Street, LLC	East West Bank	Monthly	1,848.64	0.13	1,848.64
Meruelo Maddux Properties - 2131 Humboldt Street, LLC	Vahan & Anoush Chamlian; Assigned to Wells Fargo	Monthly	4,892.47	0.13	4,892.47
Meruelo Maddux - 915-949 S. Hill Street, LLC	Imperial Capital Bank	Monthly	8,006.96	0.13	8,006.96
Merco Group - Southpark, LLC	Bank of America	Monthly	7,222.22	0.13	7,222.22
788 S. Alameda Street, LLC	California Bank & Trust	Monthly	4,371.77	0.13	4,371.77
Alameda Produce Market, LLC	Cathay Bank	Monthly	36,611.78	0.13	36,611.78
Alameda Produce Market, LLC	Cathay Bank	Monthly	8,754.62	0.13	8,754.62
Santa Fe Commerce Center	Capmark Finance, Inc.	Monthly	8,453.15	0.13	8,453.15
905 8th Street, LLC	The Stanford Group, L.P.	Monthly	1,572.58	0.13	1,572.58
2529 Santa Fe Avenue, LLC	East West Bank	Monthly	2,608.87	0.13	2,608.87
			210,695.96	TOTAL DUE:	210,695.96

	III. TAX LIABILITIES

	FOR THE REPORTING PERIOD: MARCH 28 - 31, 2009
				Gross Sales Subject to Sales Tax:	0.00
				Total Wages Paid:	0.00

			Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
		Federal Withholding	0.00	0.00	N/A
		State Withholding	0.00	0.00	N/A
		FICA- Employer's Share	0.00	0.00	N/A
		FICA- Employee's Share	0.00	0.00	N/A
		Federal Unemployment	0.00	0.00	N/A
		Sales and Use	0.00	0.00	N/A
		Real Property	0.00	0.00	N/A
	Other:
		TOTAL:	0.00	0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

ba760 B of A-MMP 760 S Hill St, LLC	14591-34716	8,412.74
ba760i 760 Investment	2237133612GKW	6,638,322.58
bammlp Bank of America MMLP	12352-45599	3,985.55
baovr MG - Overland Terminal, LLC	14591-61927	1,216,576.18
ca788 788 Alameda	2120351811	7,514.33
cbapmi Alameda Produce Market	1216600	297.02
ew1000 1000 Cesar Chavez	80307044	-
ew1009 1009 N. Citrus Avenue	80301989	-
ew1060 1060 N. Vignes	80301658	-
ew1211 1211 Washington Blvd.	80301559	-
ew12385 12385 San Fernanando Road	80301583	-
ew1308 1308 S. Orchard	80994023	-
ew146 146 E. Front Street	80310162	-
ew1500 1500 Griffith Avenue	80301492	-
ew1919 1919 Vineburn	80301815	-
ew2001 2001 W. Mission Blvd.	80301500	-
ew2040 2040 Camfield Avenue	80994643	-
ew2131 2131 Humboldt Street	80301963	-
ew230 230 W. Avenue 26	80307051	-
ew2415 2415 E. Washington Blvd.	80306665	-
ew2415ir 2415 Interest Reserve	80358294	-
ew2529 2529 Santa Fe Avenue	80994676	-
ew2640 2640 Washington Blvd.	80302235	-
ew2951 2951 Lenwood Road	80301518	-
ew306 306 330 N. Avenue 21	80302433	-
ew3185 3185 E. Washington Blvd.	80301724	-
ew336 336 W. 11th Street	80306871	-
ew420 420 Boyd Street	80994650	-
ew425 425 W. 11th Street	80302276	-
ew4th 4th Street Center	80306459	-
ew500 500 Mateo Street	80302474	-
ew5500 5500 Flotilla Street	80352826	-
ew555 555 Central Avenue	80313711	-
ew5707 5707 S. Alameda	80301567	-
ew620 620 Gladys Avenue	80302383	-
ew675 Meruelo Wall Steet	80301807	-
ew760 760 S. Hill Street	80302029	-
ew760b 760 S. Hill Street	80358369	-
ew788 788 S. Alameda	80992704	-
ew788pr 788 Payroll	80313703	1,516.58
ew801 801 E. 7th Street	80301930	-
ew817 817-825 S. Hill Street	80310139	-
ew905 905 E. 8th Street	80994098	-
ew915 915-949 Hill Street	80306855	-
ewapmi Alameda Produce Market	80917651	1,892.48
ewapmi2 Alameda Produce Market, LLC #2	80360035	-
ewapmipr APMI Payroll	80309826	383.33
ewbald Baldwin Park	80301948	-
ewceres Ceres Street Produce	80301542	-
ewcons Construction	80313729	-
ewlj Little J	80301823	-
ewmb Meruelo Maddux - Mission Blvd.	80362437	-
ewmerco Merco Group, LLC	80306442	-
ewmf Meruelo Farms	80300981	-
ewmfpr Meruelo Farms Payroll	80301757	317.74
ewmmllc Meruelo Maddux Mgmt Payroll	80992878	3,692.71
ewmmlp Meruelo Maddux Properties	80993116	1,143,810.18
ewmmlpmm Meruelo Maddux Properties	80365190	-
ewmmpi Meruelo Maddux Properties	80310212	-
ewmmpim4 Money Market Acct	80992670	61,542.27
ewmmpim5 Money Market Acct	80994106	141,986.98
ewmmpipr MMPI Payroll	80993181	24,538.48
ewmrcomm Merco Money Market	80360027	24,720.42
ewomar 3rd & Omar	80302458	-
ewovr Overland Terminanal	80301997	-
ewsfcc Santa Fe Commerce Center	80994031	-
ewsfw Santa Fe & Washington	80309834	-
ewsopar South Park	80302193	-
ewvent MMP Ventures	80994072	-
ewwall Wall Street Market	80301690	-
hb2951 2951 Lenwood Road	HB - 0371500324	-
pbmmlp Preferred Bank MMLP	001-623532	6,447.43
pcmmlp Pacific Commerce MML	PCB - 00120190680	5,650.23
pnc-sfcc Santa Fe Commerce	PNC - 8606072419	2,406.83
ppb675 675 Payroll	9003746	3,509.58
ucb2640 MG-2640 Washington Blvd.	UCB - 63787782	4,665.09
ucb675cd Meruelo Wall Street CD Savings	18296574	511,992.14
usbmmlp US Bank MMLP	153461816495	1,001,524.42
Capmark Finance	11032602	128,427.48
PNL Pomona L.P.	99191	49,507.53
Cathay Bank	118605034	176,255.15
Mission Blvd Interest Reserves		264,000.00

	TOTAL	11,433,895.45

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-in-Possession
From March 27, 2009 through March 31, 2009

	Meruelo Farms, LLC/National Cold Storage, LLC 1:09-bk-13358-KT/1:09-bk-13376-KT	1500 Griffith Avenue, LLC 1:09-bk-13398-KT	2951 Lenwood Road, LLC 1:09-bk-13383-KT	2001-2021 Mission Blvd., LLC 1:09-bk-13403-KT	Meruelo Maddux - Mission Boulevard, LLC 1:09-bk-13369-KT
REVENUE
Rental Income	5,815	(1,237)	8	(566)
Management Fees
Other Income	-	-		-
TOTAL REVENUE	5,815	(1,237)	8	(566)	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	675	83	740	4,273	40
Cleaning	-			-
General Building	397	-	-	-
Insurance	631	99	397	1,202	1,330
Repairs and Maintenance	965	-	-	-	2,095
Real Property Taxes	2,790	1,637	1,486	2,731	2,745
Security	-		1,571	258	1,841
Utilities	6,451	-	322	-	900
Depreciation and Amortization	910	1,351	1,173	-	1,945
Stock Compensation	-
General and Administrative	1,819	256	754	119	59
Misc Operating Expense
TOTAL OPERATING EXPENSES	14,638	3,426	6,443	8,582	10,956

Net Income/(Loss) from Operations	(8,823)	(4,662)	(6,435)	(9,148)	(10,956)

NON-OPERATING INCOME
Interest Income			-	-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	7,684	7,241	6,911	9,970	12,241
Legal and Professional	-	-	13	-	14
Impairment Loss on Real Estate			-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	7,684	7,241	6,923	9,970	12,255

NET INCOME/(LOSS)	(16,507)	(11,903)	(13,358)	(19,118)	(23,211)

Direct corporate management expense (a) is being allocated for budget comparative purposes and (b) this expense is not indicated here as a separate line item as it is not part of the form required in such reporting.  Subject to modification.

	760 S. Hill Street, LLC 1:09-bk-13363-KT	3185 E. Washington Boulevard, LLC 1:09-bk-13373-KT	Wall Street Market, LLC 1:09-bk-13377-KT	2640 Washington Boulevard, LLC 1:09-bk-13397-KT	1009 North Citrus Avenue 1:09-bk-13372-KT
REVENUE
Rental Income	10,965	12,903	-	6,159	-
Management Fees
Other Income	679	-		-
TOTAL REVENUE	11,644	12,903	-	6,159	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	4,162	177	9	483	-
Cleaning	1,129			-
General Building	1,345	-	-	77	128
Insurance	254	101	32	62	-
Repairs and Maintenance	1,345	-	-	83	-
Real Property Taxes	4,057	1,679		1,189	559
Security	2,016		-	1,931
Utilities	491		-	62
Depreciation and Amortization	15,362	2,512		2,058	-
Stock Compensation
General and Administrative	5	899	-	934	143
Misc Operating Expense
TOTAL OPERATING EXPENSES	30,165	5,368	41	6,881	830

Net Income/(Loss) from Operations	(18,521)	7,535	(41)	(722)	(830)

NON-OPERATING INCOME
Interest Income	285
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	285	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	14,124	7,347	-	5,441	-
Legal and Professional	604	3,230	-	-	211
Impairment Loss on Real Estate	-		-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	14,728	10,577	-	5,441	211

NET INCOME/(LOSS)	(32,964)	(3,042)	(41)	(6,163)	(1,041)

	146 E. Front Street, LLC 1:09-bk-13380-KT	12385 San Fernando Road, LLC 1:09-bk-13338-KT	Merco Group, LLC 1:09-bk-13406-KT	Meruelo Baldwin Park, LLC 1:09-bk-13386-KT	Meruelo Wall Street, LLC 1:09-bk-13366-KT	5707 S. Alameda, LLC 1:09-bk-13381-KT
REVENUE
Rental Income	-		14,724	490	24,343	911
Management Fees
Other Income			-		-	181
TOTAL REVENUE	-	-	14,724	490	24,343	1,091

OPERATING EXPENSES
Payroll - Insiders
Property Administration	-	-	40	8	1,966	297
Cleaning					565
General Building				-	254	-
Insurance	18	-	86	-	197	385
Repairs and Maintenance		-	-	-	162	220
Real Property Taxes	198	928	2,140	895	3,704	508
Security					16
Utilities		-		4	487	99
Depreciation and Amortization	-		6,194		3,941	184
Stock Compensation					-
General and Administrative	52	247	35,027	240	2,113	124
Misc Operating Expense
TOTAL OPERATING EXPENSES	267	1,175	43,488	1,147	13,405	1,816

Net Income/(Loss) from Operations	(267)	(1,175)	(28,764)	(657)	10,938	(725)

NON-OPERATING INCOME
Interest Income	-		-	-	446
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	446	-

NON-OPERATING EXPENSES
Interest Expense	-	-	26,398	-	15,483	-
Legal and Professional	-	-	-	-	-	-
Impairment Loss on Real Estate	-	-				-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	-	-	26,398	-	15,483	-

NET INCOME/(LOSS)	(267)	(1,175)	(55,162)	(657)	(4,099)	(725)

	1060 N. Vignes, LLC 1:09-bk-13374-KT	1211 Washington Blvd., LLC 1:09-bk-13382-KT	4th Street Center, LLC 1:09-bk-13399-KT	425 West 11th Street, LLC 1:09-bk-13400-KT	620 Gladys Avenue, LLC 1:09-bk-13401-KT
REVENUE
Rental Income	-	4,379	-	1,704	5,574
Management Fees
Other Income			-	4,582	-
TOTAL REVENUE	-	4,379	-	6,286	5,574

OPERATING EXPENSES
Payroll - Insiders
Property Administration	-	777	79	-	151
Cleaning		-
General Building	-	186		35
Insurance	-	400	88	322	194
Repairs and Maintenance		289	16	157	-
Real Property Taxes	508	1,087	840	1,863	2,259
Security			-	-	-
Utilities	75	423	-	430	77
Depreciation and Amortization		1,489	311		820
Stock Compensation
General and Administrative	133	283	-	1,866	1,227
Misc Operating Expense
TOTAL OPERATING EXPENSES	717	4,934	1,333	4,673	4,728

Net Income/(Loss) from Operations	(717)	(555)	(1,333)	1,613	845

NON-OPERATING INCOME
Interest Income		-		-	-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	2,522	5,541
Legal and Professional	-	13	-	-	-
Impairment Loss on Real Estate	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	-	13	-	2,522	5,541

NET INCOME/(LOSS)	(717)	(568)	(1,333)	(908)	(4,696)

	801 E. 7th Street, LLC 1:09-bk-13378-KT	Ceres Street Produce, LLC 1:09-bk-13385-KT	Overland Terminal, LLC 1:09-bk-13434-KT	1000 E. Cesar Chavez, LLC 1:09-bk-13393-KT	230 W. Avenue 26, LLC 1:09-bk-13389-KT
REVENUE
Rental Income	-		-	626	1,853
Management Fees
Other Income	-		-	-	387
TOTAL REVENUE	-	-	-	626	2,240

OPERATING EXPENSES
Payroll - Insiders
Property Administration	-	182	4	137	237
Cleaning			-
General Building	-		-	10	-
Insurance	340	-	-	302	352
Repairs and Maintenance	-	16	-	-	68
Real Property Taxes	61	287	-	745	756
Security			-	-	-
Utilities	-		-	152	-
Depreciation and Amortization	-	-	-	492	686
Stock Compensation
General and Administrative	17	75	-	194	188
Misc Operating Expense
TOTAL OPERATING EXPENSES	418	559	4	2,031	2,286

Net Income/(Loss) from Operations	(418)	(559)	(4)	(1,405)	(47)

NON-OPERATING INCOME
Interest Income	-		67
Gain on Sale of Asset	-		-
Other
TOTAL NON-OPERATING INCOME	-	-	67	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	-
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate		-
Provision (Benefit) for Income Taxes	-	-		-	-
Other
TOTAL NON-OPERATING EXPENSES	-	-	-	-	-

NET INCOME/(LOSS)	(418)	(559)	63	(1,405)	(47)

	1919 Vineburn, LLC 1:09-bk-13364-KT	306-330 N. Avenue 21, LLC 1:09-bk-13370-KT	336 W. 11th Street, LLC 1:09-bk-13402-KT	500 Mateo Street, LLC 1:09-bk-13361-KT	420 Boyd Street, LLC 1:09-bk-13360-KT
REVENUE
Rental Income	5,446	1,562	-	1,316	4,932
Management Fees
Other Income		-			-
TOTAL REVENUE	5,446	1,562	-	1,316	4,932

OPERATING EXPENSES
Payroll - Insiders
Property Administration	40	232	-	13	524
Cleaning					209
General Building	-	185			96
Insurance	156	612	-	21	-
Repairs and Maintenance		226		116	129
Real Property Taxes	1,207	495	1,123	344	1,347
Security		33	2,719		-
Utilities		310			112
Depreciation and Amortization	1,001	255		146	506
Stock Compensation
General and Administrative	565	129	292	90	1,006
Misc Operating Expense
TOTAL OPERATING EXPENSES	2,970	2,476	4,134	729	3,928

Net Income/(Loss) from Operations	2,477	(914)	(4,134)	587	1,004

NON-OPERATING INCOME
Interest Income				-	1
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	1

NON-OPERATING EXPENSES
Interest Expense	5,309	-	-	335	4,986
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-		330,000
Provision (Benefit) for Income Taxes	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	5,309	-	-	330,335	4,986

NET INCOME/(LOSS)	(2,832)	(914)	(4,134)	(329,748)	(3,981)

	3rd & Omar Steet, LLC 1:09-bk-13359-KT	2131 Humboldt Street, LLC 1:09-bk-13371-KT	2415 E. Washington Blvd., LLC 1:09-bk-13365-KT	915-949 Hill Street, LLC 1:09-bk-13362-KT	South Park, LLC 1:09-bk-13407-KT
REVENUE
Rental Income	1,291	2,194	-	3,871	5,871
Management Fees
Other Income	-	-	317	48	-
TOTAL REVENUE	1,291	2,194	317	3,919	5,871

OPERATING EXPENSES
Payroll - Insiders
Property Administration	219	136	-	-	-
Cleaning
General Building	11	-			25
Insurance	119	46	226	-	25
Repairs and Maintenance	167	152	-
Real Property Taxes	707	2,121	266	2,692	4,985
Security			-		86
Utilities	16	205		-	179
Depreciation and Amortization	108	-	-
Stock Compensation
General and Administrative	185	554	84	-	7,643
Misc Operating Expense
TOTAL OPERATING EXPENSES	1,532	3,215	576	2,692	12,943

Net Income/(Loss) from Operations	(241)	(1,021)	(259)	1,228	(7,072)

NON-OPERATING INCOME
Interest Income				-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	1,885	4,892	-	8,007	7,222
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate		-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	1,885	4,892	-	8,007	7,222

NET INCOME/(LOSS)	(2,127)	(5,914)	(259)	(6,779)	(14,294)

	Little J, LLC 1:09-bk-13405-KT	817-825 S. Hill Steet, LLC 1:09-bk-13391-KT	788 South Alameda, LLC 1:09-bk-13395-KT	Alameda Produce Market, Inc. 1:09-bk-13394-KT	Santa Fe Commerce Center, Inc. 1:09-bk-13368-KT
REVENUE
Rental Income	10,620	710	9,727	74,598	16,211
Management Fees				-
Other Income	-	97	323	2,032	-
TOTAL REVENUE	10,620	806	10,050	76,631	16,211

OPERATING EXPENSES
Payroll - Insiders
Property Administration	81	-	588	3,339	261
Cleaning	-		289	3,194
General Building	-		-	5,561	-
Insurance	40	-	68	4,743	712
Repairs and Maintenance	-		(12)	5,541	92
Real Property Taxes	742	1,824	832	7,715	1,738
Security			1,931	8,024	-
Utilities	-	78	165	14,457	250
Depreciation and Amortization	1,942		2,208	11,651	2,770
Stock Compensation			-	-
General and Administrative	74	1	579	1,022	7,551
Misc Operating Expense
TOTAL OPERATING EXPENSES	2,879	1,902	6,649	65,247	13,375

Net Income/(Loss) from Operations	7,740	(1,096)	3,400	11,384	2,836

NON-OPERATING INCOME
Interest Income	-		-	-	73
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	73

NON-OPERATING EXPENSES
Interest Expense	(968)	-	4,549	45,213	8,703
Legal and Professional	-	-	32	-	126
Impairment Loss on Real Estate				-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	(968)	-	4,581	45,213	8,829

NET INCOME/(LOSS)	8,708	(1,096)	(1,181)	(33,829)	(5,920)

	Santa Fe & Washington Market, Inc. 1:09-bk-13379-KT	905 8th Street, LLC 1:09-bk-13396-KT	1308 S. Orchard, LLC 1:09-bk-13384-KT	Meruelo Maddux Construction, Inc. 1:09-bk-13388-KT	555 Central Ave, LLC 1:09-bk-13439-KT
REVENUE
Rental Income	5,347	1,003			-
Management Fees	-
Other Income	28	-			-
TOTAL REVENUE	5,375	1,003	-	-	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	370	159		(3)	-
Cleaning	2
General Building	244	-			-
Insurance	818	234		-	-
Repairs and Maintenance	383	-			-
Real Property Taxes	588	491	125		-
Security	17	-			-
Utilities	278	80			-
Depreciation and Amortization	1,084	1,006
Stock Compensation
General and Administrative	154	128	67	138	-
Misc Operating Expense
TOTAL OPERATING EXPENSES	3,937	2,098	192	135	-

Net Income/(Loss) from Operations	1,437	(1,095)	(192)	(135)	-

NON-OPERATING INCOME
Interest Income
Gain on Sale of Asset		-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	1,573	-	-	-
Legal and Professional	361	-	-	-
Impairment Loss on Real Estate		-			-
Provision (Benefit) for Income Taxes	-	-	-		-
Other
TOTAL NON-OPERATING EXPENSES	361	1,573	-	-	-

NET INCOME/(LOSS)	1,076	(2,667)	(192)	(135)	-

	MMP Ventures, LLC 1:09-bk-13392-KT	Meruelo Maddux Properties, L.P. 1:09-bk-13387-KT	Meruelo Maddux Management, LLC 1:09-bk-13390-KT	2529 Santa Fe Avenue, LLC 1:09-bk-13404-KT	2040 Camfield Ave, LLC 1:09-bk-13375-KT
REVENUE
Rental Income		-		2,681
Management Fees		581	5,561
Other Income		(6)
TOTAL REVENUE	-	574	5,561	2,681	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	26	-	-	118	14
Cleaning		207	-
General Building		71	-	-
Insurance		(5,081)	2,405	32
Repairs and Maintenance		-		75
Real Property Taxes		-		725	629
Security		188	(3,480)	1,290
Utilities		-		53
Depreciation and Amortization		3,956		752
Stock Compensation		11,175	-
General and Administrative	(2)	1,794	17,741	751	160
Misc Operating Expense
TOTAL OPERATING EXPENSES	24	12,311	16,666	3,798	802

Net Income/(Loss) from Operations	(24)	(11,737)	(11,105)	(1,116)	(802)

NON-OPERATING INCOME
Interest Income		258
Gain on Sale of Asset		-
Other
TOTAL NON-OPERATING INCOME	-	258	-	-	-

NON-OPERATING EXPENSES
Interest Expense		-		2,609	-
Legal and Professional	-	63,585	-
Impairment Loss on Real Estate					-
Provision (Benefit) for Income Taxes				-
Other		-
TOTAL NON-OPERATING EXPENSES	-	63,585	-	2,609	-

NET INCOME/(LOSS)	(24)	(75,064)	(11,105)	(3,725)	(802)

	Meruelo Maddux - 5500 Flotilla St, LLC 1:09-bk-13367-KT	Meruelo Maddux Properties, Inc. 1:09-bk-13356-KT	Topsides and Eliminations	Consolidated Debtor Entities
REVENUE				-
Rental Income			(4,027)	232,003
Management Fees			(5,561)	581
Other Income				8,668
TOTAL REVENUE	-	-	(9,589)	241,251

OPERATING EXPENSES				-
Payroll - Insiders		-		-
Property Administration		-	(5,561)	15,076
Cleaning				5,595
General Building				8,623
Insurance		10,169		22,136
Repairs and Maintenance				12,285
Real Property Taxes	73			66,421
Security				18,444
Utilities				26,154
Depreciation and Amortization				66,812
Stock Compensation		10,349		21,524
General and Administrative	16	35,483	(4,027)	118,954
Misc Operating Expense				-
TOTAL OPERATING EXPENSES	90	56,001	(9,589)	382,024

Net Income/(Loss) from Operations	(90)	(56,001)	-	(140,773)

NON-OPERATING INCOME				-
Interest Income		17		1,147
Gain on Sale of Asset				-
Other				-
TOTAL NON-OPERATING INCOME	-	17	-	1,147

NON-OPERATING EXPENSES				-
Interest Expense	-	-		215,217
Legal and Professional	-	-		68,188
Impairment Loss on Real Estate	-			330,000
Provision (Benefit) for Income Taxes				-
Other				-
TOTAL NON-OPERATING EXPENSES	-	-	-	613,404

NET INCOME/(LOSS)	(90)	(55,984)	-	(753,031)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-in-Possession
As of March 31, 2009

	Meruelo Farms, LLC/National Cold Storage, LLC 1:09-bk-13358-KT/1:09-bk-13376-KT	1500 Griffith Avenue, LLC 1:09-bk-13398-KT	2951 Lenwood Road, LLC 1:09-bk-13383-KT	2001-2021 Mission Blvd., LLC 1:09-bk-13403-KT	Meruelo Maddux - Mission Boulevard, LLC 1:09-bk-13369-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	16,573	-	(78)	-	(5,024)
Restricted Cash		-	-	49,508	352,000
Accounts Receivable	(63,317)	(47,873)	-	(8,500)
Notes Receivable	-	-	-
Prepaid Expenses	7,790	-	-	52,607
TOTAL CURRENT ASSETS	(38,954)	(47,873)	(78)	93,614	346,976

Investment in Real Estate	23,942,803	11,758,720	6,239,676	17,778,230	19,958,166
Accumulated Depreciation	(577,373)	(513,186)	(284,941)	-	(2,034,608)
Net Investment in Real Estate	23,365,430	11,245,534	5,954,735	17,778,230	17,923,558

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,138,503)	(5,509,367)	(6,789,288)	(12,995,062)	(20,061,397)
Due from Insiders
Other Assets	67,516	20,919	5,995	-	199,593
TOTAL OTHER ASSETS	(9,070,987)	(5,488,448)	(6,783,293)	(12,995,062)	(19,861,803)
TOTAL ASSETS	14,255,490	5,709,214	(828,636)	4,876,781	(1,591,270)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	38,838	65,396	6,911	9,970	12,106
Taxes Payable	3,131	1,637	1,714	587	2,745
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	41,969	67,032	8,625	10,557	14,851
Pre-Petition Liabilities
Secured Liabilities	10,328,349	9,396,500	15,163,068	8,462,940	8,800,000
Priority Liabilities
Unsecured Liabilities	468,796	247,282	297,376	273,847	156,616
Other
TOTAL Pre-Petition Liabilities	10,797,145	9,643,782	15,460,444	8,736,786	8,956,616
TOTAL LIABILITIES	10,839,114	9,710,815	15,469,069	8,747,343	8,971,467

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	3,432,883	(3,989,698)	(16,284,348)	(3,851,444)	(10,539,526)
Post-Petition Profit/(Loss)	(16,507)	(11,903)	(13,358)	(19,118)	(23,211)
Direct Charges to Equity
TOTAL EQUITY	3,416,376	(4,001,601)	(16,297,706)	(3,870,562)	(10,562,736)
TOTAL LIABILITIES & EQUITY	14,255,490	5,709,214	(828,636)	4,876,781	(1,591,270)

The accounting methods used to create this report are subject to modification since this report is being prepared here for the first time.  Changes are likely as experience is gained so as to improve the report.

	760 S. Hill Street, LLC 1:09-bk-13363-KT	3185 E. Washington Boulevard, LLC 1:09-bk-13373-KT	Wall Street Market, LLC 1:09-bk-13377-KT	2640 Washington Boulevard, LLC 1:09-bk-13397-KT	1009 North Citrus Avenue 1:09-bk-13372-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(70)	-	(20)	4,139	-
Restricted Cash	6,638,323
Accounts Receivable	30,624	100,000	-	18,427	-
Notes Receivable	-	-
Prepaid Expenses	-	-		-
TOTAL CURRENT ASSETS	6,668,877	100,000	(20)	22,566	-

Investment in Real Estate	26,367,432	12,270,735	-	9,585,953	6,980,288
Accumulated Depreciation	(1,260,509)	(681,342)		(364,523)	-
Net Investment in Real Estate	25,106,923	11,589,393	-	9,221,430	6,980,288

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(25,643,339)	(1,936,813)	(3,536,086)	(3,920,800)	(6,630,774)
Due from Insiders
Other Assets	8,294	-	-	38,071	-
TOTAL OTHER ASSETS	(25,635,045)	(1,936,813)	(3,536,086)	(3,882,728)	(6,630,774)
TOTAL ASSETS	6,140,755	9,752,580	(3,536,106)	5,361,267	349,514

LIABILITIES
Post-Petition Liabilities
Accounts Payable	107,606	257,347	-	76,777	(157)
Taxes Payable	4,057	1,679		1,502	702
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	111,663	259,026	-	78,279	545
Pre-Petition Liabilities
Secured Liabilities	28,108,094	9,541,565		6,066,073	-
Priority Liabilities
Unsecured Liabilities	587,168	317,375	62,717	295,929	87,613
Other
TOTAL Pre-Petition Liabilities	28,695,261	9,858,939	62,717	6,362,001	87,613
TOTAL LIABILITIES	28,806,924	10,117,965	62,717	6,440,281	88,158

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(22,633,206)	(362,343)	(3,598,783)	(1,072,851)	262,398
Post-Petition Profit/(Loss)	(32,964)	(3,042)	(41)	(6,163)	(1,041)
Direct Charges to Equity
TOTAL EQUITY	(22,666,170)	(365,385)	(3,598,824)	(1,079,013)	261,357
TOTAL LIABILITIES & EQUITY	6,140,755	9,752,580	(3,536,106)	5,361,267	349,514

	146 E. Front Street, LLC 1:09-bk-13380-KT	12385 San Fernando Road, LLC 1:09-bk-13338-KT	Merco Group, LLC 1:09-bk-13406-KT	Meruelo Baldwin Park, LLC 1:09-bk-13386-KT	Meruelo Wall Street, LLC 1:09-bk-13366-KT	5707 S. Alameda, LLC 1:09-bk-13381-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	-	-	-	2,103	(4,698)
Restricted Cash			-		511,992
Accounts Receivable	-		-	-	47,850	6,589
Notes Receivable				-	-
Prepaid Expenses	-		-	-	2,868	-
TOTAL CURRENT ASSETS	-	-	-	-	564,812	1,891

Investment in Real Estate	996,425	10,000,000	57,523,203	8,627,871	31,818,501	4,465,638
Accumulated Depreciation	-		(882,404)		(1,878,859)	(69,919)
Net Investment in Real Estate	996,425	10,000,000	56,640,799	8,627,871	29,939,641	4,395,719

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,243,787)	(8,997,401)	(16,604,526)	(8,847,699)	(3,133,131)	(4,859,886)
Due from Insiders
Other Assets	-	-	463,520	-	100,534	800
TOTAL OTHER ASSETS	(2,243,787)	(8,997,401)	(16,141,006)	(8,847,699)	(3,032,597)	(4,859,086)
TOTAL ASSETS	(1,247,362)	1,002,599	40,499,793	(219,827)	27,471,856	(461,476)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	138,770	7,600	341,036	7,093
Taxes Payable	250	1,175	2,697	1,136	3,719	630
Notes Payable
Professional Fees
Secured Debt
Other	144,450
TOTAL Post-Petition Liabilities	144,700	1,175	141,467	8,736	344,755	7,724
Pre-Petition Liabilities
Secured Liabilities	-	-	25,108,209		20,850,859	-
Priority Liabilities
Unsecured Liabilities	25,494	120,473	1,189,496	116,568	636,123	70,085
Other
TOTAL Pre-Petition Liabilities	25,494	120,473	26,297,705	116,568	21,486,981	70,085
TOTAL LIABILITIES	170,194	121,648	26,439,172	125,303	21,831,736	77,809

	1060 N. Vignes, LLC 1:09-bk-13374-KT	1211 Washington Blvd., LLC 1:09-bk-13382-KT	4th Street Center, LLC 1:09-bk-13399-KT	425 West 11th Street, LLC 1:09-bk-13400-KT	620 Gladys Avenue, LLC 1:09-bk-13401-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(204)	(2,025)	(124)	(1,580)	-
Restricted Cash	-			-
Accounts Receivable	-	19,757	-	1,253	15,263
Notes Receivable		-			-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	(204)	17,732	(124)	(327)	15,263

Investment in Real Estate	10,294,689	7,467,980	7,148,176	18,719,410	13,730,700
Accumulated Depreciation		(507,588)	(43,333)		(478,987)
Net Investment in Real Estate	10,294,689	6,960,393	7,104,843	18,719,410	13,251,712

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(6,549,824)	(9,122,302)	(6,823,375)	(11,737,094)	(9,788,629)
Due from Insiders
Other Assets	-	151,300	-	-	54,470
TOTAL OTHER ASSETS	(6,549,824)	(8,971,002)	(6,823,375)	(11,737,094)	(9,734,159)
TOTAL ASSETS	3,744,661	(1,992,878)	281,345	6,981,990	3,532,816

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	68,147	-	6,033	22,232
Taxes Payable	641	1,370	840	2,355	2,852
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	641	69,517	840	8,388	25,085
Pre-Petition Liabilities
Secured Liabilities	-	-	-	5,340,000	5,380,688
Priority Liabilities
Unsecured Liabilities	65,855	183,126	78,620	300,464	402,913
Other
TOTAL Pre-Petition Liabilities	65,855	183,126	78,620	5,640,464	5,783,601
TOTAL LIABILITIES	66,496	252,643	79,460	5,648,852	5,808,685

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	3,678,882	(2,244,953)	203,218	1,334,046	(2,271,173)
Post-Petition Profit/(Loss)	(717)	(568)	(1,333)	(908)	(4,696)
Direct Charges to Equity
TOTAL EQUITY	3,678,165	(2,245,521)	201,885	1,333,138	(2,275,869)
TOTAL LIABILITIES & EQUITY	3,744,661	(1,992,878)	281,345	6,981,990	3,532,816

	801 E. 7th Street, LLC 1:09-bk-13378-KT	Ceres Street Produce, LLC 1:09-bk-13385-KT	Overland Terminal, LLC 1:09-bk-13434-KT	1000 E. Cesar Chavez, LLC 1:09-bk-13393-KT	230 W. Avenue 26, LLC 1:09-bk-13389-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	-	1,216,576	850	(16,879)
Restricted Cash				-	-
Accounts Receivable	-		-	700	16,838
Notes Receivable	-			-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	-	-	1,216,576	1,550	(42)

Investment in Real Estate	404,559	2,286,717	-	6,350,376	6,739,107
Accumulated Depreciation	-	-	-	(160,188)	(202,898)
Net Investment in Real Estate	404,559	2,286,717	-	6,190,188	6,536,209

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(208,764)	(2,772,264)	(1,093,202)	(6,806,515)	(6,414,500)
Due from Insiders
Other Assets	-	-	-	200	-
TOTAL OTHER ASSETS	(208,764)	(2,772,264)	(1,093,202)	(6,806,315)	(6,414,500)
TOTAL ASSETS	195,795	(485,547)	123,374	(614,577)	121,667

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	-	9,950	19,949
Taxes Payable	78	362	-	939	911
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	78	362	-	10,889	20,860
Pre-Petition Liabilities
Secured Liabilities	-	-		-	-
Priority Liabilities
Unsecured Liabilities	8,056	38,427	80,493	99,961	92,960
Other
TOTAL Pre-Petition Liabilities	8,056	38,427	80,493	99,961	92,960
TOTAL LIABILITIES	8,134	38,789	80,493	110,850	113,820

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	188,079	(523,777)	42,818	(724,022)	7,894
Post-Petition Profit/(Loss)	(418)	(559)	63	(1,405)	(47)
Direct Charges to Equity
TOTAL EQUITY	187,661	(524,335)	42,881	(725,427)	7,847
TOTAL LIABILITIES & EQUITY	195,795	(485,547)	123,374	(614,577)	121,667

	1919 Vineburn, LLC 1:09-bk-13364-KT	306-330 N. Avenue 21, LLC 1:09-bk-13370-KT	336 W. 11th Street, LLC 1:09-bk-13402-KT	500 Mateo Street, LLC 1:09-bk-13361-KT	420 Boyd Street, LLC 1:09-bk-13360-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	(1,243)	-	(900)	(4,478)
Restricted Cash		-		-
Accounts Receivable	-	3,117	-	-	26,956
Notes Receivable		-	-
Prepaid Expenses	10,861	-		-	7,717
TOTAL CURRENT ASSETS	10,861	1,874	-	(900)	30,195

Investment in Real Estate	7,765,643	2,649,022	14,954,579	1,927,180	8,600,457
Accumulated Depreciation	(302,676)	(212,837)		(42,975)	(317,602)
Net Investment in Real Estate	7,462,967	2,436,185	14,954,579	1,884,206	8,282,856

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(3,035,648)	(3,567,989)	(10,544,921)	(1,968,955)	(2,607,940)
Due from Insiders
Other Assets	6,875	10,675	-	-	24,852
TOTAL OTHER ASSETS	(3,028,773)	(3,557,314)	(10,544,921)	(1,968,955)	(2,583,088)
TOTAL ASSETS	4,445,054	(1,119,255)	4,409,658	(85,649)	5,729,963

LIABILITIES
Post-Petition Liabilities
Accounts Payable	47,223	17,739	1,384	10,535	39,612
Taxes Payable	1,207	624	1,415	433	1,881
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	48,430	18,363	2,799	10,968	41,494
Pre-Petition Liabilities
Secured Liabilities	5,468,543	-	-	445,000	5,950,000
Priority Liabilities
Unsecured Liabilities	243,316	72,002	174,725	51,652	338,436
Other
TOTAL Pre-Petition Liabilities	5,711,860	72,002	174,725	496,652	6,288,436
TOTAL LIABILITIES	5,760,289	90,365	177,524	507,621	6,329,930

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(1,312,403)	(1,208,706)	4,236,268	(263,522)	(595,986)
Post-Petition Profit/(Loss)	(2,832)	(914)	(4,134)	(329,748)	(3,981)
Direct Charges to Equity
TOTAL EQUITY	(1,315,235)	(1,209,620)	4,232,134	(593,270)	(599,967)
TOTAL LIABILITIES & EQUITY	4,445,054	(1,119,255)	4,409,658	(85,649)	5,729,963

	3rd & Omar Steet, LLC 1:09-bk-13359-KT	2131 Humboldt Street, LLC 1:09-bk-13371-KT	2415 E. Washington Blvd., LLC 1:09-bk-13365-KT	915-949 Hill Street, LLC 1:09-bk-13362-KT	South Park, LLC 1:09-bk-13407-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	1,653	4,879	-	-	14,253
Restricted Cash			-	-
Accounts Receivable	9,200	18,000	1,460	30,319	14,500
Notes Receivable	-
Prepaid Expenses	-		-	-	-
TOTAL CURRENT ASSETS	10,853	22,879	1,460	30,319	28,753

Investment in Real Estate	4,728,793	15,050,772	2,077,298	31,462,871	69,659,264
Accumulated Depreciation	(35,900)		-
Net Investment in Real Estate	4,692,893	15,050,772	2,077,298	31,462,871	69,659,264

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(3,416,741)	(13,680,208)	(2,220,879)	(17,716,678)	(37,918,124)
Due from Insiders
Other Assets	4,837	-	-	-	-
TOTAL OTHER ASSETS	(3,411,904)	(13,680,208)	(2,220,879)	(17,716,678)	(37,918,124)
TOTAL ASSETS	1,291,843	1,393,443	(142,121)	13,776,513	31,769,894

LIABILITIES
Post-Petition Liabilities
Accounts Payable	19,079	28,392	-	8,007	39,048
Taxes Payable	892	2,676	350	2,692	4,985
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	19,971	31,068	350	10,699	44,033
Pre-Petition Liabilities
Secured Liabilities	2,559,658	7,000,000	-	9,063,875	20,000,000
Priority Liabilities
Unsecured Liabilities	97,331	392,261	38,004	257,672	1,368,090
Other
TOTAL Pre-Petition Liabilities	2,656,990	7,392,261	38,004	9,321,547	21,368,090
TOTAL LIABILITIES	2,676,960	7,423,329	38,354	9,332,246	21,412,123

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(1,382,991)	(6,023,973)	(180,217)	4,451,046	10,372,065
Post-Petition Profit/(Loss)	(2,127)	(5,914)	(259)	(6,779)	(14,294)
Direct Charges to Equity
TOTAL EQUITY	(1,385,117)	(6,029,887)	(180,475)	4,444,267	10,357,771
TOTAL LIABILITIES & EQUITY	1,291,843	1,393,443	(142,121)	13,776,513	31,769,894

	Little J, LLC 1:09-bk-13405-KT	817-825 S. Hill Steet, LLC 1:09-bk-13391-KT	788 South Alameda, LLC 1:09-bk-13395-KT	Alameda Produce Market, Inc. 1:09-bk-13394-KT	Santa Fe Commerce Center, Inc. 1:09-bk-13368-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	(665)	(470)	(46,659)	(2,743)
Restricted Cash				176,255	599,210
Accounts Receivable	25,604	29,500	92,438	113,068	275,211
Notes Receivable	-			-
Prepaid Expenses	-	-	-	57,417	5,514
TOTAL CURRENT ASSETS	25,604	28,835	91,968	300,082	877,191

Investment in Real Estate	8,781,944	18,315,277	8,852,455	49,221,250	7,813,253
Accumulated Depreciation	(865,640)		(485,260)	(11,140,795)	(2,388,420)
Net Investment in Real Estate	7,916,305	18,315,277	8,367,196	38,080,455	5,424,833

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(8,299,295)	(16,377,573)	(1,485,597)	18,756,051	1,360,234
Due from Insiders				-
Other Assets	1,350	-	93,294	124,106	56,151
TOTAL OTHER ASSETS	(8,297,945)	(16,377,573)	(1,392,303)	18,880,157	1,416,385
TOTAL ASSETS	(356,036)	1,966,539	7,066,861	57,260,693	7,718,409

LIABILITIES
Post-Petition Liabilities
Accounts Payable	8,000	-	135,329	440,777	127,120
Taxes Payable	816	1,784	842	22,091	1,738
Notes Payable				-
Professional Fees				-
Secured Debt				-
Other				-
TOTAL Post-Petition Liabilities	8,816	1,784	136,170	462,868	128,859
Pre-Petition Liabilities
Secured Liabilities	-	-	7,153,799	58,664,655	10,170,905
Priority Liabilities				-
Unsecured Liabilities	70,158	214,996	200,318	1,836,298	234,794
Other				-
TOTAL Pre-Petition Liabilities	70,158	214,996	7,354,117	60,500,953	10,405,699
TOTAL LIABILITIES	78,975	216,780	7,490,287	60,963,821	10,534,557

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(443,719)	1,750,855	(422,246)	(3,669,299)	(2,810,228)
Post-Petition Profit/(Loss)	8,708	(1,096)	(1,181)	(33,829)	(5,920)
Direct Charges to Equity				-
TOTAL EQUITY	(435,011)	1,749,759	(423,427)	(3,703,128)	(2,816,148)
TOTAL LIABILITIES & EQUITY	(356,036)	1,966,539	7,066,861	57,260,693	7,718,409

	Santa Fe & Washington Market, Inc. 1:09-bk-13379-KT	905 8th Street, LLC 1:09-bk-13396-KT	1308 S. Orchard, LLC 1:09-bk-13384-KT	Meruelo Maddux Construction, Inc. 1:09-bk-13388-KT	555 Central Ave, LLC 1:09-bk-13439-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(453)	(775)	-	(271)	-
Restricted Cash
Accounts Receivable	-	14,270			-
Notes Receivable	-
Prepaid Expenses	10,319	-		-	-
TOTAL CURRENT ASSETS	9,866	13,495	-	(271)	-

Investment in Real Estate	5,980,501	4,331,249	1,327,495	-	-
Accumulated Depreciation	(396,888)	(354,635)	-
Net Investment in Real Estate	5,583,613	3,976,615	1,327,495	-	-

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(4,846,527)	(2,883,615)	(1,346,512)	(10,588)	(1,999,388)
Due from Insiders
Other Assets	-	-	-	3,568	-
TOTAL OTHER ASSETS	(4,846,527)	(2,883,615)	(1,346,512)	(7,020)	(1,999,388)
TOTAL ASSETS	746,951	1,106,495	(19,017)	(7,291)	(1,999,388)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	51,538	7,398			-
Taxes Payable	740	619	192
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	52,278	8,017	192	-	-
Pre-Petition Liabilities
Secured Liabilities	-	1,950,000	-
Priority Liabilities
Unsecured Liabilities	192,612	94,076	23,405	-	9,450
Other
TOTAL Pre-Petition Liabilities	192,612	2,044,076	23,405	-	9,450
TOTAL LIABILITIES	244,890	2,052,093	23,597	-	9,450

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	500,985	(942,931)	(42,422)	(7,156)	(2,008,838)
Post-Petition Profit/(Loss)	1,076	(2,667)	(192)	(135)	-
Direct Charges to Equity
TOTAL EQUITY	502,061	(945,598)	(42,614)	(7,291)	(2,008,838)
TOTAL LIABILITIES & EQUITY	746,951	1,106,495	(19,017)	(7,291)	(1,999,388)

	MMP Ventures, LLC 1:09-bk-13392-KT	Meruelo Maddux Properties, L.P. 1:09-bk-13387-KT	Meruelo Maddux Management, LLC 1:09-bk-13390-KT	2529 Santa Fe Avenue, LLC 1:09-bk-13404-KT	2040 Camfield Ave, LLC 1:09-bk-13375-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	2,144,970	(7,986)	(483)	-
Restricted Cash		24,720
Accounts Receivable		202,126	-	14,380
Notes Receivable		(4,248,632)	-		-
Prepaid Expenses		189,171	-	-
TOTAL CURRENT ASSETS	-	(1,687,645)	(7,986)	13,897	-

Investment in Real Estate	-	77,807		6,739,364	4,024,680
Accumulated Depreciation		(46,763)		(36,828)
Net Investment in Real Estate	-	31,044	-	6,702,536	4,024,680

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,509)	-	(4,295,792)	(3,713,446)	(5,163,790)
Due from Insiders
Other Assets	-	443,965	-	-	-
TOTAL OTHER ASSETS	(2,509)	443,965	(4,295,792)	(3,713,446)	(5,163,790)
TOTAL ASSETS	(2,509)	(1,212,636)	(4,303,778)	3,002,987	(1,139,110)

LIABILITIES
Post-Petition Liabilities
Accounts Payable		-	1,566	17,609
Taxes Payable			590	687	788
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	-	-	2,157	18,296	788
Pre-Petition Liabilities
Secured Liabilities		-		3,134,825
Priority Liabilities
Unsecured Liabilities	-	2,017,716	212,000	174,148	79,929
Other
TOTAL Pre-Petition Liabilities	-	2,017,716	212,000	3,308,972	79,929
TOTAL LIABILITIES	-	2,017,716	214,156	3,327,268	80,718

EQUITY
Minority Interest		1,061,000
Pre-Petition Stockholders' Equity	(2,486)	(4,216,288)	(4,506,829)	(320,556)	(1,219,026)
Post-Petition Profit/(Loss)	(24)	(75,064)	(11,105)	(3,725)	(802)
Direct Charges to Equity
TOTAL EQUITY	(2,509)	(3,230,352)	(4,517,934)	(324,281)	(1,219,828)
TOTAL LIABILITIES & EQUITY	(2,509)	(1,212,636)	(4,303,778)	3,002,987	(1,139,110)

	Meruelo Maddux - 5500 Flotilla St, LLC 1:09-bk-13367-KT	Meruelo Maddux Properties, Inc. 1:09-bk-13356-KT	Topsides and Eliminations	Consolidated
ASSETS				-
CURRENT ASSETS				-
Unrestricted Cash	-	209,471	97,828	3,615,467
Restricted Cash				8,352,008
Accounts Receivable		3,000		1,010,760
Notes Receivable	-	-	4,248,632	-
Prepaid Expenses		121,040		465,303
TOTAL CURRENT ASSETS	-	333,511	4,346,460	13,443,538

Investment in Real Estate	473,720	-		596,270,232
Accumulated Depreciation				(26,567,875)
Net Investment in Real Estate	473,720	-	-	569,702,357

Other Assets (Net of Amoritization)				-
Due to Affiliates, Net	(611,663)	408,546,479	(4,248,632)	74,535,429
Due from Insiders				-
Other Assets	-	-		1,880,884
TOTAL OTHER ASSETS	(611,663)	408,546,479	(4,248,632)	76,416,312
TOTAL ASSETS	(137,943)	408,879,991	97,828	659,562,207

LIABILITIES
Post-Petition Liabilities
Accounts Payable		1,582	97,828	2,295,371
Taxes Payable	90	-		85,842
Notes Payable				-
Professional Fees				-
Secured Debt				-
Other				144,450
TOTAL Post-Petition Liabilities	90	1,582	97,828	2,525,663
Pre-Petition Liabilities				-
Secured Liabilities				284,107,604
Priority Liabilities				-
Unsecured Liabilities	8,866	363,369	(147,404)	14,922,053
Other				-
TOTAL Pre-Petition Liabilities	8,866	363,369	(147,404)	299,029,657
TOTAL LIABILITIES	8,956	364,951	(49,576)	301,555,320

EQUITY				-
Minority Interest		(403,490)	(657,510)	-
Pre-Petition Stockholders' Equity	(146,810)	408,974,514	804,914	358,759,918
Post-Petition Profit/(Loss)	(90)	(55,984)	-	(753,031)
Direct Charges to Equity				-
TOTAL EQUITY	(146,899)	408,515,040	147,404	358,006,888
TOTAL LIABILITIES & EQUITY	(137,943)	408,879,991	97,828	659,562,207

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	57,317.07	797,351.54	0.00
		31 - 60 days	359.80	147,908.35	0.00
		61 - 90 days	0.00	54,455.78	0.00
		91 - 120 days	0.00	71,045.58	0.00
		Over 120 days	0.00	150,315.60	1,050.00
		TOTAL:	57,676.87	1,221,076.85	1,050.00

V. INSURANCE COVERAGE
		Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability
	Worker's Compensation
	Casualty
	Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2009	0.00	17,550.00	8-Apr-2009	17,550.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		17,550.00		17,550.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

Meruelo Maddux Properties, Inc. et. al.
March's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During this subject period, the Debtors’ eight first day motions were filed with the Court, including a motion for authority to use cash collateral and a motion for approval of the Debtors’ cash management system, were granted, on either an interim or final basis.  The Debtors’ focus continued on the preparation of schedules and statements of financial affairs, and preparation for attendance at the Initial Debtor Interview and Section 341(a) meeting.

4.	Describe potential future developments which may have a significant impact on the case:

To soon to forecast.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	John Charles Maddux, Chief Operating Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: June 1, 2009	By:	/s/ John Charles Maddux
John Charles Maddux
Principal for Debtor-in-Possession

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Meruelo Maddux Properties, Inc.
REVENUE
Rental Income	236,030	-	(4,027)	232,003
Management Fees	6,142	-	(5,561)	581
Other Income	8,668	-	-	8,668
TOTAL REVENUE	250,840	-	(9,589)	241,251

OPERATING EXPENSES
Payroll - Insiders	-	-	-
Property Administration	20,637	(216)	(5,561)	14,860
Cleaning	5,595	-	-	5,595
General Building	8,623	-	-	8,623
Insurance	22,136	26	-	22,162
Repairs and Maintenance	12,285	-	-	12,285
Real Property Taxes	66,421	818	-	67,239
Security	18,444	-	-	18,444
Utilities	26,154	94	-	26,248
Depreciation and Amortization	66,812	-	-	66,812
Stock Compensation	21,524	-	-	21,524
General and Administrative	122,981	(909)	(4,027)	118,044
Misc Operating Expense	-	-	-	-
TOTAL OPERATING EXPENSES	391,613	(188)	(9,589)	381,836

Net Income/(Loss) from Operations	(140,773)	188	-	(140,585)

NON-OPERATING INCOME
Interest Income	1,147	6,520	-	7,667
Gain on Sale of Asset	-	-	-	-
Other	-	-	-	-
TOTAL NON-OPERATING INCOME	1,147	6,520	-	7,667

NON-OPERATING EXPENSES
Interest Expense	215,217	(276)	-	214,941
Legal and Professional	68,188	3,809	-	71,997
Impairment Loss on Real Estate	330,000	-	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-
Other	-	-	-	-
TOTAL NON-OPERATING EXPENSES	613,404	3,533	-	616,937

NET INCOME/(LOSS)	(753,031)	3,175	-	(749,856)